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               FIDELITY SECURITY LIFE INSURANCE COMPANY
                        FSL SEPARATE ACCOUNT M
                 FSL flexible Premium variable annuity

This prospectus describes the variable annuity contract offered by Fidelity Security Life Insurance Company (we, us, our). This is an individual deferred variable annuity. The contract is offered as a non-qualified annuity, an individual retirement annuity (IRA), as a tax sheltered annuity
(TSA), or pursuant to other qualified plans. This contract provides for accumulation of contract values and annuity payments on a fixed and variable basis.

The contract has a number of investment choices (1 fixed account and 5 investment options). The fixed account is part of our general assets and provides an investment rate guaranteed by us. The 5 investment options available are portfolios of Investors Mark Series Fund, Inc. and Berger Institutional Products Trust, which are listed below. You can put your money in any of these options which are offered through our separate account, the FSL Separate Account M.

Investors Mark Series Fund, Inc.
     Money Market Portfolio
     Growth & Income Portfolio
     Large Cap Growth Portfolio
     Small Cap Equity Portfolio

Berger Institutional Products Trust
     Berger IPT - International Fund

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 1, 2002). The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 17 of this prospectus. For a free copy of the SAI, call us at (800) 648-8624 or write to: Fidelity Security Life Insurance Company, Annuity Products, 3130 Broadway, Kansas City, MO 64111-2406.

The Contracts:
     * are not bank deposits.

     * are not federally insured.

     * are not endorsed by any bank or governmental agency.

     * are not guaranteed and may be subject to loss of principal.

The Sec has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2002

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              TABLE OF CONTENTS

INDEX OF SPECIAL TERMS                                I

HIGHLIGHTS                                            1

FSL SEPARATE ACCOUNT M TABLE OF FEES AND EXPENSES     2

THE COMPANY                                           5

THE ANNUITY CONTRACT                                  5

PURCHASE                                              5

INVESTMENT CHOICES                                    6

EXPENSES                                              8

CONTRACT VALUE                                       10

SURRENDERS                                           11

DEATH BENEFIT                                        11

ANNUITY PAYMENTS                                     12

OTHER BENEFITS                                       13

TAXES                                                13

PERFORMANCE                                          15

OTHER INFORMATION                                    16

APPENDIX                                             18

                         INDEX OF SPECIAL TERMS
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

Accumulation Phase                                    5

Accumulation Unit                                    10

Annuitant                                            12

Annuity Date                                         12

Annuity Options                                      12

Annuity Payments                                      5

Annuity Unit                                         10

Beneficiary                                          16

Income Phase                                          5

Investment Options                                    5

Non-Qualified                                        14

Qualified                                            14

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                               HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company. The contract provides a means for investing on a tax-deferred basis in our fixed account and 5 investment options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may also assess a surrender charge of up to 7%. The income phase occurs when you begin receiving regular payments from your contract.

You can choose to receive annuity payments on a variable basis, fixed basis or combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the investment options you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments are level for the payout period.

Free Look. If you cancel the contract within 10 days after receiving it (or whatever period is required in your state), we will send your money back without assessing a surrender charge. You will receive whatever your contract is worth on the day we receive your request. This may be more or less than your original payment. If we are required by law to return your original payment, we will put your money in the Money Market Portfolio during the free-look period plus 5 days.

Tax Penalty. The earnings in your contract are not taxed until you take money out of your contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment.

Inquiries. If you need more information, please contact us at:

     Fidelity Security Life Insurance Company
     Annuity Products
     3130 Broadway
     Kansas City, MO 64111-2406
     (800) 648-8624
                                     1

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     FSL SEPARATE ACCOUNT M TABLE OF FEES AND EXPENSES

Owner Transaction Expenses

Surrender Charge: (as a percentage of purchase payments surrendered - see
Note 2)

Number of Complete Years
from Receipt of                                         Surrender Charge (See Note 3)
Purchase Payments                              Easy Pay          Lump Sum
-------------------------------------------------------------------------------------
     0-1                                             6%                7%
     1                                               6%                6%
     2                                               6%                5%
     3                                               5%                4%
     4                                               5%                3%
     5                                               4%                2%
     6                                               3%                1%
     7                                               2%                0%
     8                                               2%                0%
     9                                               1%                0%
10 and thereafter                                    0%                0%

Transfer Fee:
(See Notes 4 & 5)          No charge for the first 12 transfers
                           in a contract year during the
                           accumulation phase; thereafter, the fee
                           is $50 per transfer. There is no charge
                           for the 4 allowable transfers in a
                           contract year during the income phase.

Separate Account Annual Expenses: (as a percentage of the average account value)

Mortality and Expense Risk Fees: (See Note 6)
     Lump Sum              0.90%
     Easy Pay              1.50% (0.90% (if contract value exceeds $100,000)*

Total Separate Account Annual Expenses:
Lump Sum                   0.90%
Easy Pay                   1.50% (0.90% if contract value exceeds $100,000)*

*Once your contract value reaches $100,000, it will be assessed the lower charge even if the contract value is later reduced by changes in market value or withdrawals.

Investment Option Expenses: (as a percentage of the average daily net assets of an investment option)

                                                                                      Other
                                                                                   Expenses   Total Operating
                                                               Management    (after expense Expenses (after expense
                                                                     Fees    reimbursement)    (reimbursement
Investors Mark Series Fund, Inc. (See Note 7)
Money Market Portfolio                                                40%               10%              .50%
Growth & Income Portfolio                                             80%               10%              .90%
Large Cap Growth Portfolio                                            80%               10%              .90%
Small Cap Equity Portfolio                                            95%               10%             1.05%
Berger Institutional Products Trust (See Note 8)
Berger IPT - International Fund                                       85%               35%             1.20%

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

Examples

There are two sets of examples below. The first set assumes your purchase payments are Lump Sum payments or that your contract value exceeds $100,000. The second set assumes that you are only making Easy Pay purchase payments to your contract and that your contract value does not exceed $100,000.

These examples are designed to help you to understand the expenses in a contract. You should not consider these to represent the actual expenses you would pay. The actual expenses may be greater or less than those shown.

* This first set of examples assumes you invested $1,000 in a contract and allocated all of it to an investment option which earned 5% each year. It also assumes that your purchase payments are Lump Sum payments or that your contract value exceeded $100,000. All the expenses of the options shown above are assumed to apply. Under these assumptions you would pay the following:

     a) Upon surrender at the end of each time period;

     b) If the contract is not surrendered or if you begin the income phase.

                                                                 Time Periods
                                                         1 Year       3 Years       5 Years     10 Years
                                          --------------------------------------------------------------
Investors Mark Series Fund, Inc.
     Money Market Portfolio                    a)        $84.00        $95.70       $112.84      $204.60
                                               b)         14.00         45.70         82.84       204.60
     Growth & Income Portfolio                 a)         88.00        108.53        135.70       258.65
                                               b)         18.00         58.53        105.70       258.65
     Large Cap Growth Portfolio                a)         88.00        108.53        135.70       258.65
                                               b)         18.00         58.53        105.70       258.65
     Small Cap Equity Portfolio                a)         89.50        113.31        144.19       278.44
                                               b)          9.50         63.31        114.19       278.44
Berger Institutional Products Trust
     Berger IPT - International Fund           a)         91.00        118.08        152.62       297.96
                                               b)         21.00         68.08        122.62       297.96

* This second set of examples assumes that you are only making Easy Pay purchase payments to your contract and that your contract value does not exceed $100,000. All the expenses of the investment options shown above are assumed to apply. Under these assumptions you would pay the following:
     a) Upon surrender at the end of each time period;
     b) If the contract is not surrendered or if you begin the income phase.

                                                                Time Periods
                                                        1 Year       3 Years       5 Years      10 Years
                                          --------------------------------------------------------------
Investors Mark Series Fund, Inc.
     Money Market Portfolio                    a)        $80.00       $124.90       $167.01      $294.97
                                               b)         20.00         64.90        117.01       284.97
     Growth & Income Portfolio                 a)         84.00        137.58        189.34       346.26
                                               b)         24.00         77.58        139.34       336.26
     Large Cap Growth Portfolio                a)         84.00        137.58        189.34       346.26
                                               b)         24.00         77.58        139.34       336.26
     Small Cap Equity Portfolio                a)         85.50        142.31        197.63       365.04
                                               b)         25.50         82.31        147.63       355.04
Berger Institutional Products Trust
     Berger IPT - International Fund           a)         87.00        147.03        205.87       383.56
                                               b)         27.00         87.03        155.87       373.56

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     Notes to Table of Fees, Expenses and Examples

1. The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur directly or indirectly. The Table reflects expenses of the separate account as well as the investment options.

2. The contract provides for several circumstances under which we will waive or reduce the surrender charge.

3. You can purchase a contract and add to it by making payments in one of two ways:
     * Lump Sum payments - any payment of $5,000 or more; or
     * Easy Pay payments - any payment of $50 or more but lower than $5,000.

4. We charge $50 per transfer during the accumulation phase for any transfers after 12 in any contract year.

5. When you transfer contract values from one of our annuity contracts to another, we assess an internal transfer fee of 2% of the amount transferred.

6. The contract refers to a Product Expense Charge. This charge is equivalent to the aggregate charges that until recently were referred to as a Mortality and Expense Risk Charge and an Administrative Charge by many companies issuing variable annuity contracts. Throughout this prospectus we will refer to this charge as a Product Expense Charge.

7. Investors Mark Advisors, LLC voluntarily agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. for the year ended December 31, 2001 and will continue this arrangement until April 30, 2003 so that the annual expenses do not exceed the amounts set forth above under "Total Annual Portfolio Expenses" for each Portfolio. Absent such expense reimbursement, the Total Annual Portfolio Expenses for the year ended December 31, 2001 were:

     1.50% for the Money Market Portfolio;
     1.18% for the Growth & Income Portfolio;
     1.50% for the Small Cap Equity Portfolio; and
     1.23% for the Large Cap Growth Portfolio.

8. Under a written contract, the Funds' investment adviser has agreed to waive its advisory fee and reimburse the Funds to the extent that, at any time during the life of a Fund, such Fund's annual operating expenses exceed a specified amount (1.20%-Berger IPT-International Fund). The contract may not be terminated or amended except by a vote of the Funds' Board of Trustees. Absent the waiver and reimbursements, the Management Fee for Berger IPT-International Fund would have been .85%; their Other Expenses would have been .75%; and their Total Annual Portfolio Expenses would have been 1.60% respectively. The investment advisory fee charged to Berger IPT-International Fund is at the following rates of average daily net assets: 0.85% of the first $500 million, 0.80% of the next
     $500 million, and 0.75% over $1 billion.

9. Premium taxes are not reflected in the examples and may apply in the state where you live.

THERE IS AN ACCUMULATION UNIT VALUE HISTORY (CONDENSED FINANCIAL INFORMATION) CONTAINED IN THE APPENDIX TO THIS PROSPECTUS.

THE COMPANY

Fidelity Security Life Insurance Company, 3130 Broadway, Kansas City, Missouri 64111-2406, is a stock life insurance company. We were originally incorporated on January 17, 1969, as a Missouri Corporation. We are principally engaged in the sale of life insurance and annuities. We are licensed in the District of Columbia and all states except New York, where we are only admitted as a reinsurer. Fidelity Security Life Insurance Company is majority owned by Richard F. Jones (an individual).

THE ANNUITY CONTRACT

This Prospectus describes the variable annuity contract that we are offering. An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract enters the income phase.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among the investment options, and depending upon market conditions, you can make or lose money in any of these options. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment option(s) you select as well as the interest we credit to the fixed account.

You can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments you receive will depend upon the investment performance of the investment option(s) you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

PURCHASE

Purchase Payments

A purchase payment is the money you give us to buy the contract. You can make payments in two ways:

     * as Lump Sum payments; or

     * as Easy Pay payments.

A Lump Sum payment is any payment of $5,000 or more. Easy Pay payments are designed to give you the opportunity to make regular payments to your contract. The minimum Easy Pay payment, whether for your initial payment or a subsequent payment, we will accept is $50. The maximum total of all purchase payments we will accept for the contract without our prior consent is $500,000.

Allocation of Purchase Payments

When you purchase a contract, you choose how we will apply your purchase payments among the investment options. If you make additional purchase payments, we will allocate them in the same way as your first purchase payment, unless you tell us otherwise.

Free Look. If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or the period required in your state, which is shown on page 1 of your contract). When you cancel the contract within this time period, we will not assess a surrender charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we may be required to give you back your purchase payment if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your purchase payment in the Money Market Portfolio for 15 days before we allocate your first purchase payment to the investment option(s) you have selected. (In some states, the period may be longer.) If we do allocate your purchase payment to the Money Market Portfolio and you exercise your free look right, we will return the greater of your contract value or your purchase payments.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within two business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within five business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit those amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually
4:00 p.m. Eastern time.

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INVESTMENT CHOICES

The contract offers you the choice of allocating purchase payments to our fixed account or to one or more of the investment options which are listed below. Additional investment options may be available in the future.

You should read the prospectuses for these funds carefully before investing.

Copies of these prospectuses are attached to this prospectus. Certain investment options contained in the fund prospectuses may not be available with your contract.

Investors Mark Series Fund, Inc.

Investors Mark Series Fund, Inc. is managed by Investors Mark Advisors, LLC (Adviser). Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios, four of which are available under the contract. Each portfolio has a different investment objective. The Adviser has engaged sub-advisers to provide investment advice for the individual portfolios. The following portfolios are available under the contract:

     * Money Market Portfolio - Standish, Ayer & Wood, Inc. is the sub-adviser.

     * Growth & Income Portfolio - Lord, Abbett & Co. is the sub-adviser.

     * Large Cap Growth Portfolio - Stein Roe & Farnham, Incorporated is the sub-adviser.

     * Small Cap Equity Portfolio - Stein Roe & Farnham, Incorporated is the sub-adviser.

Berger Institutional Products Trust

Berger Institutional Products Trust is a mutual fund with multiple portfolios, of which only one is available under the contract. That portfolio is managed by Berger Financial Group (formerly, Berger LLC). Berger Financial Group has retained Bank of Ireland Asset Management (U.S.) Limited (BIAM) as sub-adviser. BIAM is responsible for day-to-day management of the fund's portfolio as sub-adviser.

Prior to May 12, 2000, BBOI Worldwide LLC (BBOI), a joint venture between Berger Financial Group (formerly, Berger LLC) and BIAM, served as adviser and administrator to the portfolio. Effective May 12, 2000, the portfolio entered into a new advisory agreement with Berger LLC replacing BBOI.

     * Berger IPT - International Fund.

The investment objectives and policies of certain of the investment options are similar to the investment objectives and policies of other mutual funds that certain of the investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the investment options have the same investment advisers.

An investment option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an investment option with a small asset base. An investment option may not experience similar performance as its assets grow.

Shares of the investment options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain investment options may also be sold directly to qualified plans. The investment options believe that offering their shares in this manner will not be disadvantageous to you.

We may enter into certain arrangements under which we are reimbursed by the investment options' advisers, distributors and/or affiliates for the administrative services which we provide to the options.

Fixed Account

During the accumulation phase, you may allocate purchase payments and contract values to our fixed account. The fixed account forms a portion of our general account. At our discretion, we may, from time to time, declare an excess interest rate for the fixed account.

General Account

During the income phase, you can select to have your annuity payments paid out of our general account. We guarantee a specified interest rate used in determining the payments. If you choose this option, the payments you receive will remain level. This option is only available during the income phase.

Transfers

You can make transfers as described below. We have the right to terminate or modify these transfer provisions.

You can make transfers by telephone. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We may tape record telephone instructions.

Transfers are subject to the following:

 1. Currently, during the accumulation phase, you can make 12 transfers every contract year without charge. You can transfer into the fixed account from the investment options.

 2. Currently, during the accumulation phase you can only make one transfer in a calendar quarter out of the fixed account into the investment options. Any transfer made pursuant to this provision is counted in determining any transfer fee.

 3. We will assess a $50 transfer fee for each transfer during the accumulation phase in excess of the free 12 transfers allowed per contract year. Transfers made at the end of the free look period by us and any transfers made pursuant to the Dollar Cost Averaging program, the Rebalancing program, or for loans will not be counted in determining the application of any transfer fee.

 4. The minimum amount which you can transfer is $500 or your entire value in the investment option or fixed account if it is less. This requirement is waived if the transfer is made in connection with the Dollar Cost Averaging program, the Rebalancing program, or loans.

 5. After a transfer is made, you must keep a minimum of $100 in the account (either in the fixed account or an investment option) from which the transfer was made, unless you transfer the entire account.

 6.  You may not make a transfer until after the end of the free look period.

 7. A transfer will be effected as of the end of a business day when we receive an acceptable transfer request containing all required information. This would include the amount which is to be transferred, and the investment option(s) and/or the fixed account affected.

 8. We are not liable for a transfer made in accordance with your instructions.

 9. We reserve the right to restrict transfers between investment options to a maximum of 12 per contract year and to restrict transfers from being made on consecutive business days. We also reserve the right to restrict transfers into and out of the fixed account.

10. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more owners is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other owners. A modification could be applied to transfers to, or from, one or more of the investment options and could include, but is not limited to:

     a)   the requirement of a minimum time period between each transfer;

     b) not accepting a transfer request from an agent acting under a power of attorney on behalf of more than one owner; or

     c) limiting the dollar amount that may be transferred between investment options by an owner at any one time.

11. Transfers do not change your allocation instructions for future purchase payments.

12.  Transfers made during the income phase are subject to the following:

     a) you may make 4 transfers each contract year between investment options or between the investment options and the general account;

     b) you may not make a transfer within 3 business days of the annuity calculation date; and

     c) you may not make a transfer from the general account to an investment option.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from a selected investment option or the fixed account to any of the other investment options. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctua-tions. The Dollar Cost Averaging Program is available only during the accumulation phase.

The minimum amount which can be transferred each month is $100. You must have at least $1,200 in the selected investment option or fixed account (or the amount required to complete your program, if less) in order to participate in the Dollar Cost Averaging Program.

We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. If you are participating in the Dollar Cost Averaging Program, you cannot also participate in the Rebalancing Program.

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected investment option(s) regardless of fluctuating price levels of the investment option(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Rebalancing Program

Once your money has been allocated among the investment options, the performance of the selected options may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.

The Rebalancing Program is available only during the accumulation phase.

If you participate in the Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. Amounts allocated to the fixed account are not taken into account as part of the Rebalancing Program. You cannot participate in the Rebalancing Program if you are participating in the Dollar Cost Averaging Program.

Example:

Assume that you want your initial purchase payment split between 2 investment options. You want 80% to be in the Growth & Income Portfolio and 20% to be in the International Fund. Over the next 2-1/2 months the domestic market does very well while the international market performs poorly. At the end of the quarter, the Growth & Income Portfolio now represents 86% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Growth & Income Portfolio to bring its value back to 80% and use the money to buy more units in the International Fund to increase those holdings to 20%.

Substitution and Limitation
on Further Investment

We may be required to substitute one of the investment options you have selected with another investment option. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in an investment option. We will give you notice of our intent to take either of these actions.

EXPENSES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Product Expense Charge

Each day we make a deduction for our Product Expense Charge. We do this as part of our calculation of the value of the accumulation units and the annuity units.

This charge is for all the insurance benefits, e.g., guarantee of annuity rates, the death benefit, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. This charge cannot be increased.

We assess the Product Expense Charge each business day and it is based on the average value of your contract. We assess a Product Expense Charge as follows:

         * Lump Sum Payments:       0.90%, on an annual basis.
         * Easy Pay Payments:       1.50% on an annual basis (0.90% on an
                                    annual basis if contract value exceeds
                                    $100,000).*

*Once your contract value reaches $100,000, it will be assessed the lower charge even if the contract value is later reduced by changes in market value or withdrawals.

Reduction of Product Expense Charge

We may, at our sole discretion, reduce the Product Expense Charge. We would do so when sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of our administrative costs or other savings. We would consider making such a reduction when:

     * the size and type of group to whom the contract is offered can reasonably be expected to produce such a cost savings; or

     * the amount of purchase payments can produce some economies resulting in a savings to us.

Any reduction of the Product Expense Charge will not be unfairly discriminatory against any person. We will make such reductions in accordance with our own administrative rules in effect at the time the contract(s) is issued. We have the right to change these rules from time to time.

Surrender Charge

During the accumulation phase, you can make surrenders from your contract. We keep track of each purchase payment. Subject to the free surrender amount and other waivers discussed below, if you make a surrender and it has been less than the stated number of years since you made your purchase payment, we will assess a Surrender Charge.

Surrender Charge: (as a percentage of purchase payments surrendered)

                          Surrender Charges
     Number of Complete
     Years From Receipt of                     Surrender Charge
     Purchase Payments           Easy Pay              Lump Sum
     0-1                               6%                    7%
     1                                 6                     6
     2                                 6                     5
     3                                 5                     4
     4                                 5                     3
     5                                 4                     2
     6                                 3                     1
     7                                 2                     0
     8                                 2                     0
     9                                 1                     0
     10 and thereafter                 0                     0

Each purchase payment has its own Surrender Charge period. For purposes of the Surrender Charge, we treat surrenders as coming from the most recent purchase payments first. When the surrender is for only part of the value of your contract, the Surrender Charge is deducted from the remaining value in your contract.
Note: For tax purposes, earnings are usually considered to come out first.

Waiver of the Surrender Charge

Free Surrenders. You may make one surrender of up to 10% of your contract value during a contract year free from any Surrender Charge. This right is non-cumulative.

Internal Transfers. It is our current practice to reduce Surrender Charges for an owner of one of our annuity contracts who wishes to transfer contract values to another of our annuity contracts. The following will apply to such internal transfers:

     * there is an internal transfer fee of 2% of the amount transferred when you make a transfer of contract value to another contract (which could be the variable annuity contract we are offering by this prospectus) issued by us;

     * once transferred into the other contract, the amount transferred will be subject to an Adjusted Surrender Charge in accordance with the following:

                           Adjusted Surrender Charges
                                             Number of Complete Years you
                                             have been our Annuity Customer
     Number of Complete    5 Years           5-10
     Years from Transfer   or less           Years             10 Years +
     0-1                   6%                4%                3%
     1                     5%                3%                3%
     2                     4%                2%                2%
     3                     3%                1%                1%
     4                     2%                0%                0%
     5                     1%                0%                0%
     6 and longer          0%                0%                0%

     * If your contract was issued prior to May 14, 1999, or is no longer subject to a Surrender Charge, we will not assess the internal transfer fee for the first internal transfer you make. Once contract values are in the new contract, they will be subject to the Adjusted Surrender Charge shown above. Any subsequent internal transfer will be subject to the above conditions.

Reduction of Surrender Charges. We may, at our sole discretion, reduce the Surrender Charge or the Adjusted Surrender Charge. We would do so when sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of our distribution costs. Some examples are: if there is a large group of individuals that will be purchasing the contract or if a prospective purchaser already had a relationship with us. We may, at our sole discretion, not deduct the Surrender Charge under a contract issued to an officer, director or employee of ours or any of our affiliates.

Any reduction of Surrender Charges will not be unfairly discriminatory against any person. We will make such reductions in accordance with our administrative rules in effect at the time the contract is issued. We have the right to change those rules from time to time.

Waiver of Surrender Charges Under Certain Benefits. Under the conditions set out in the contract endorsements providing the following benefits, we will not assess the Surrender Charge when:

     * Terminal Illness Endorsement. You become terminally ill (which means you are not expected to live more than 12 months). Under this benefit, you may make a one time surrender during the accumulation phase up to the full value of your account.

     * Nursing Home or Hospital Confinement Endorsement. You become confined to a long term care facility, nursing facility or hospital for at least 30 consecutive days. Under this benefit, the maximum amount that you can surrender without the imposition of the Surrender Charge is $2,000 each month for the period of confinement. The maximum total surrenders under this provision is equal to your contract value. This benefit is only available during the accumulation phase.

These benefits may not be available in your state.

Premium Taxes

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, and others are due when annuity payments begin. It is our current practice to not charge anyone for these taxes until annuity payments begin. We may at some time in the future discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 4%, depending on the state.

Transfer Fee

We will charge $50 for each additional transfer in excess of the free transfers permitted. Transfers made at the end of the free look period by us and any transfers made pursuant to the Dollar Cost Averaging program, Rebalancing program, or loans will not be counted in determining the application of any transfer fee.

Income Taxes

We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

Investment Option Expenses

There are deductions from and expenses paid out of the assets of the various investment options, which are described in the attached fund prospectuses.

CONTRACT VALUE

Your contract value is the sum of your interest in the various investment options and our fixed account.

Your interest in the investment option(s) will vary depending upon the investment performance of the options you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit and an annuity unit for each of the investment options. We do this by:

     1) determining the change in investment experience (including any charges) for the investment option from the previous business day to the current business day;

     2) subtracting our Product Expense Charge and any other charges such as taxes we have deducted; and

     3) multiplying the previous business day's accumulation unit (or annuity unit) value by this result.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment option by the value of the accumulation unit for that investment option. When you make a surrender, we deduct from your contract accumulation units representing the surrender.

We calculate the value of an accumulation unit for each investment option after the New York Stock Exchange closes each day and then debit or credit your account.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Growth & Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Growth & Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Growth & Income Portfolio.

Surrenders

You can have access to the money in your contract:
     * by making a surrender (either a partial or a complete surrender); or
     * by electing to receive annuity payments; or
     * when a death benefit is paid to your beneficiary; or
     * if your contract was issued as a TSA, by taking a loan out of the fixed account.

Surrenders can only be made during the accumulation phase.

When you make a complete surrender you will receive the value of your contract on the day your request is received less any applicable surrender charge and less any premium tax.

Unless you instruct us otherwise, any partial surrender will be made pro rata from all the investment options and the fixed account you selected. Under most circumstances the amount of any partial surrender must be for at least $500, or your entire interest in the fixed account or an investment option. We require that after a partial surrender is made you keep at least $5,000 in your contract for Lump Sum payments or $1,000 for Easy Pay payments.

Income taxes, tax penalties and certain restrictions may apply to any surrender you make.

There are limits to the amount you can surrender from a qualified plan referred to as a 403(b) plan (TSA). For a more complete explanation see the discussion in the Taxes Section and the discussion in the Statement of Additional Information.

Minimum Distribution Program

If your contract has been issued as an IRA, TSA or other qualified plan, you may elect the Minimum Distribution Program. Under this program, we will make payments to you that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on such qualified plans. We will make payments to you periodically at your election (currently: monthly, quarterly, semi-annually or annually). The payment amount and frequency may be limited. The payments will not be subject to the surrender charges and will be in lieu of the 10% free surrender amount allowed each year.

Loans

If you purchased this contract as a TSA (also referred to as a 403(b) plan), during the accumulation phase you can take a loan out of the fixed account using the contract as collateral. The minimum loan we will make is $2,000. No loans are permitted out of the investment options and no loans are permitted during the income phase. When you request a loan, we will transfer any amounts necessary to implement the loan request from the investment options to the fixed account. Repayment of the loan will be made into the fixed account. We will then allocate that money in the same manner that your purchase payments are being allocated. Your loan documents will explain the terms, conditions and limitations regarding loans from your TSA contract.

DEATH BENEFIT

Death of Contract Owner During
the Accumulation Phase

Upon your death or that of the joint owner during the accumulation phase, the death benefit will be paid to your primary beneficiary. Upon the death of a joint owner, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary unless you have informed us otherwise in writing.

Death Benefit Amount during
the Accumulation Phase

The death benefit during the accumulation phase will be the greater of:

     1) the purchase payments, less any surrenders including any applicable charges; or
     2) your contract value.

The amount of the death benefit is determined as of the end of the business day during which we receive both due proof of death and an election for the payment method. The death benefit amount remains in an investment option and/or the fixed account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in an investment option will be subject to investment risk which is borne by the beneficiary.

Death Benefit Options During
the Accumulation Phase

A beneficiary must elect the death benefit to be paid under one of the following options in the event of your death during the accumulation phase. If the beneficiary is the spouse of the owner, he or she may elect to continue the contract in his or her own name and exercise all the owner's rights under the contract. In this event, the contract value will be adjusted to equal the death benefit.

Option 1 - lump sum payment of the death benefit; or

Option 2 - The payment of the entire death benefit within 5 years of the date of death of the owner or any joint owner; or

Option 3 - Payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or of any joint owner.

Any portion of the death benefit not applied under Option 3 within 1 year of the date of your death, or that of a joint owner, must be distributed within 5 years of the date of death.

If a lump sum payment is requested, the amount will be paid within 7 days, unless the suspension of payments provision is in effect.

Payment to the beneficiary, in any form other than a lump sum, may only be elected during the sixty-day period beginning with the date of receipt by us of proof of death.

Death of Contract Owner
During the Income Phase

If you or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue to be made at least as rapidly as under the method of distribution in effect at the time of your death. Upon your death during the income phase, the beneficiary becomes the owner. The annuitant is the person whose life we look to when we make annuity payments.

Death of Annuitant

Upon the death of the annuitant, who is not an owner, during the accumulation phase, you automatically become the annuitant. You may designate a new annuitant subject to our underwriting rules then in effect. If the owner is a non-natural person, the death of the annuitant will be treated as the death of the owner and a new annuitant may not be designated.

Upon the death of the annuitant during the income phase, the death benefit, if any, will be as specified in the annuity option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

ANNUITY PAYMENTS
(THE INCOME PHASE)

Under the contract you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first or fifteenth day of a calendar month. You can also choose among income plans. We call those annuity options.

Your annuity date must be at least 1 month after you buy the contract. Annuity payments must begin by the annuitant's 85th birthday or the 85th birthday of the oldest joint annuitant. The annuitant is the person whose life we look to when we make annuity payments.

If you do not choose an annuity option at the time you purchase the contract, we will assume that you selected Option 2 with 10 years of guaranteed payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. If you do not tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

The dollar amount of your payment from the investment option(s) will depend upon four things:

     * the value of your contract in the investment option(s) on the annuity date;

     * the 3% assumed investment rate used in the annuity table for the contract;

     * the performance of the investment options you selected; and

     * if permitted in your state and under the type of contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 3% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 3% plus the amount of the deductions for expenses, your annuity payments will decrease.

We will determine the amount of your variable annuity payments, including the first, no more than 10 business days prior to the payment date. The payment dates must be the same day each month as the date you selected for the annuity date, i.e., the first or the fifteenth. The day we determine the variable annuity payment is called the annuity calculation date.

You can choose one of the following annuity options. After annuity payments begin, you cannot change the annuity option. All annuity payments are made to you unless you direct us otherwise.

Option 1 - Life Annuity. Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

Option 2 - Life Income with a Guaranteed Period. Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period. However, the owner may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

Option 3 - Survivorship Annuity. Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.

Option 4 - Other Options. Under this option we provide you with any payout plan that is mutually agreed upon between you and us.

OTHER BENEFITS

Disability Benefit

This benefit is only available with respect to Easy Pay payments during the accumulation phase. Under this benefit, so long as you are totally and permanently disabled and can provide us with evidence of that fact, we will pay you a life annuity with fixed payments at your normal retirement date (which is defined in your endorsement) or make a death benefit payment to your beneficiary if you die prior to that date. You should refer to the endorsement in your contract for additional details.

Accidental Death Benefit

During the accumulation phase, in the event that you die due to an accidental injury prior to age 70, we will pay your beneficiary an accidental death benefit equal to the contract value (less any outstanding loan balance if your contract was issued as a 403(b) contract and you took out a loan) on the date of death. This benefit is in addition to the death benefit contained in the contract. The maximum amount of the accidental death benefit is $500,000.

TAXES

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included a more comprehensive discussion regarding taxes in the Statement of Additional Information.

Annuity Contracts in General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

Under non-qualified contracts, you as the owner, are not taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includable in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent
                                     13
for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities (IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R.10 Plans.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

Withdrawals - Non-Qualified Contracts

If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includable in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income.

Some withdrawals will be exempt from the penalty. They include any amounts:

 1. paid on or after the taxpayer reaches age
    59-1/2;

 2. paid after you die;

 3. paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

 4. paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

 5. paid under an immediate annuity; or

 6. which come from purchase payments made prior to August 14, 1982.

Withdrawals - Qualified Contracts

If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of the pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includable in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

 1. paid on or after you reach age 59-1/2;

 2. paid after you die;

 3. paid if you become totally disabled (as that term is defined in the Code);

 4. paid to you after leaving your employment in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

 5. paid to you after you have left your employment, after attaining age 55;

 6. paid for certain allowable medical expenses (as defined in the Code);

 7. paid pursuant to a qualified domestic relations order;

 8. paid on account of an IRS levy upon the qualified contract;

 9. paid from an IRA for medical insurance (as defined in the Code);

10. paid from an IRA for qualified higher education expenses; or

11. paid from an IRA up to $10,000 for qualified first time homebuyer expenses (as defined in the Code).

The exceptions in (5) and (7) above do not apply to IRAs. The exception in
(4) above applies to IRAs but without the requirement of leaving employment.

The 10% penalty also applies to a distribution from a Code Section 457 governmental plan if the distribution is attributable to an amount transferred to the Code Section 457 plan from an IRA, 403(b), pension or profit sharing plan unless one of the exceptions above applies.

We have provided a more complete discussion in the Statement of Additional Information.

Withdrawals - Tax-Sheltered Annuities

The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities.

Withdrawals can only be made when an owner:

1. reaches age 59-1/2;

2. has a severance from employment;

3. dies;

4. becomes disabled (as that term is defined in the Code);

5. in the case of hardship; or

6. has account balances as of December 31, 1988.

However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

Taxation of Death Benefits

Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or annuity payments. Estate taxes may also apply.

Certain death benefits available for use with a Qualified Contract may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such death benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the Code provides that the assets of an IRA (including Roth
IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. The IRS is currently examining whether these death benefits are appropriate for use with IRAs (including Roth IRAs). If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

Diversification and Owner Control

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the investment options are managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the investment options. If you are considered owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent owners are permitted to select investment options, to make transfers among the investment options or the number and type of investment options owners may select from without being considered owner of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment options.

Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

PERFORMANCE

We may periodically advertise performance of the various investment options. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the product expense charges and surrender charges.

The performance will be based on the historical performance of the corresponding investment options for the periods commencing from the date on which the particular investment option was made available through the contracts. In addition, for certain investment options performance may be shown for the period commencing from the inception date of the investment option. These figures should not be interpreted to reflect actual historical performance of the separate account.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

OTHER INFORMATION

The Separate Account

We established a separate account, FSL Separate Account M (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under Missouri insurance law on August 25, 1998. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

Voting Rights

We are the legal owner of the investment option shares. However, we believe that when an investment option solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Distributor

National Pension & Group Consultants, Inc. (NPGC) serves as the distributor for the contracts. NPGC is located at 3130 Broadway, Kansas City, MO 64111-2406.

Commissions will be paid to agents and broker-dealers who sell the contracts. Such agents and broker-dealers will be paid commissions up to 3% of purchase payments but, under certain circumstances, may be paid an additional .25% of assets as a trail commission.

Commissions are incurred and paid by Fidelity Security Life Insurance Company and are not deducted from contract purchase payments.

Ownership

Owner. You, as the owner of the contract, have all the rights under the contract. Prior to the annuity date, the owner is as designated at the time the contract is issued, unless changed. On and after the annuity date, you continue as the owner.

Joint Owner. The contract can be owned by joint owners. Any joint owner must be the spouse of the other owner (except in Pennsylvania). Upon the death of either joint owner, the surviving joint owner will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. An assignment may be a taxable event.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

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

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2. trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the investment options is not reasonably practicable or we cannot reasonably value the shares of the investment options;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

Financial Statements

Our statutory basis financial statements have been included in the Statement of Additional Information. The financial statements of the Separate Account are also included in the Statement of Additional Information.

Additional Information

For further information about the contract you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a post card for that purpose.

The Table of Contents of this statement is as follows:

     Company

     Independent Auditors

     Legal Opinions

     Distribution

     Calculation of Performance Information

     Federal Tax Status

     Annuity Provisions

     Financial Statements

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

APPENDIX

Condensed Financial Information - Accumulation Unit Value History

The table below provides accumulation unit values for the period from the commencement of operations (5/14/99) to December 31, 2001. This data has been extracted from the Separate Account's financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes which are included in the Statement of Additional Information.

                                       For the Period Ended       For the Period Ended       For the Period Ended
                                       01/01/01 to 12/31/01       01/01/00 to 12/31/00       05/14/99 to 12/31/99
                                      Lump Sum     Easy Pay      Lump Sum     Easy Pay     Lump Sum      Easy Pay
-----------------------------------------------------------------------------------------------------------------
Money Market
Beginning of Period                     $10.75       $10.65        $10.23       $10.19       $10.00        $10.00
End of Period                           $11.04       $10.87        $10.75       $10.65       $10.23        $10.19
Number of Accumulation
  Units Outstanding                     16,200        2,133        16,395        1,329       20,570           157

Growth & Income
Beginning of Period                     $11.83       $11.71        $10.30       $10.27       $10.00        $10.00
End of Period                           $10.95       $10.78        $11.83       $11.71       $10.30        $10.27
Number of Accumulation
  Units Outstanding                     75,941       25,964        72,862       12,969       16,745         2,344

Large Cap Growth
Beginning of Period                     $10.74       $10.63        $12.31       $12.27       $10.00        $10.00
End of Period                           $ 8.03       $ 7.90        $10.74       $10.63       $12.31        $12.27
Number of Accumulation
Units Outstanding                      119,634       41,542       129,215       20,506       25,582         3,477

Small Cap Equity
Beginning of Period                     $14.75       $14.61        $15.30       $15.24       $10.00        $10.00
End of Period                           $13.20       $12.99        $14.75       $14.61       $15.30        $15.24
Number of Accumulation
  Units Outstanding                     44,640       14,413        46,803        6,847        8,438           971

Berger IPT - International
Beginning of Period                     $11.05       $10.95        $12.39       $12.34       $10.00        $10.00
End of Period                           $ 8.74       $ 8.60        $11.05       $10.95       $12.39        $12.34
Number of Accumulation
  Units Outstanding                     46,576       16,849        48,924        8,978       12,371         1,177

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